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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         As independent public accountants of Frigoscandia Holding AB, we consent to the incorporation by reference in this registration statement on Form S-3, of our report dated February 5, 2002 for the year ended December 31, 2001 and to all references to our Firm included in this registration statement.

                                                /s/ KPMG LLP

Stockholm, Sweden
May 26, 2003